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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): September 28, 1999



                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


    DELAWARE                                1-5706             58-0971455
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   (State or other                    (Commission            (IRS Employer
    jurisdiction of                    File Number)          Identification No.)
    incorporation)




   ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY           07073-2137
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        (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:  (201) 531-8000
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ITEM 5.  OTHER EVENTS

On September 28, 1999, Metromedia International Group, Inc. (the "Company") issued a press release a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The press release filed as an exhibit to this report contains forward-looking statements that involve risks and uncertainties. Factors that could cause or contribute to such risks and uncertainties include, but are not limited to, general economic and business conditions and various other factors beyond the Company's control. A more thorough discussion of factors affecting the Company's operating results are included in the Company's Annual Report on Form 10-K and on Form 10-K/A for the fiscal year ended December 31, 1998, its Quarterly Report on Form 10-Q and on Form 10-Q/A for the quarter ended June 30, 1999, and other reports filed by the Company with the Securities and Exchange Commission.

ITEM 7.  EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

EXHIBIT NUMBER                                                      DESCRIPTION
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99.1                              Press Release, dated September 28, 1999.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      METROMEDIA INTERNATIONAL GROUP, INC.




Date: September 28, 1999           By: /s/ Silvia Kessel
                                       -----------------------------------------
                                       Silvia Kessel
                                       Executive Vice President, Chief Financial
                                       Officer and Treasurer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                                                       DESCRIPTION
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99.1                              Press Release, dated September 28, 1999.